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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 28, 2006

                   IndyMac INDX Mortgage Loan Trust 2006-AR29
                   ------------------------------------------
                         (exact name of issuing entity)
           Commission File Number of the issuing entity: 333-132042-34

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

          Delaware                                          95-4791925
------------------------------         ----------     -----------------------
 (State or Other Jurisdiction                             (I.R.S. Employer
      of Incorporation)                                 Identification No.)

             155 North Lake Avenue
              Pasadena, California                             91101
          -----------------------------                        --------------
             (Address of Principal                             (Zip Code)
             Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))


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[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR 240.14e-4(c))


Section 8     Other Events

Item 8.01     Other Events.

              On September 28, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee and as swap trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR29 (the "Issuing Entity"), Mortgage Pass-Through Certificates, Series 2006-AR29 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

              On September 28, 2006, JPMorgan Chase Bank, N.A., as swap contract counterparty (the "Swap Counterparty") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR29 (in such capacity, the "Swap Trust"), entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border) and a Schedule thereto. The ISDA Master Agreement and Schedule thereto are annexed hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

         The Swap Counterparty entered into a swap contract on September 28, 2006 (the "Swap Confirmation"), dated September 28, 2006, by and between the Swap Counterparty and the Swap Trust. The Swap Confirmation is annexed hereto as
Exhibit 99.4.

         On September 28, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement") by and among the Company, as depositor, IndyMac, IndyMac ABS, Inc. and the Swap Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.5.



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Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

         Not applicable.

(b)  Pro forma financial information.

         Not applicable.

(c)   Shell Company Transactions.

         Not applicable.

(d)  Exhibits.

Exhibit No.   Description

   99.1 The Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Company, IndyMac and the Trustee.

   99.2 The ISDA Master Agreement, dated September 28, 2006, by and between the Swap Counterparty and the Swap Trust.

   99.3 The Schedule to the ISDA Master Agreement, dated September 28, 2006, by and between the Swap Counterparty and the Swap Trust.

   99.4 The Swap Confirmation, dated September 28, 2006, by and between the Swap Counterparty and the Swap Trust.

   99.5 The Item 1115 Agreement, dated as of September 28, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Swap Counterparty.



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     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDYMAC MBS, INC.



                                               By:  /s/ Victor H. Woodworth
                                                   ------------------------
                                                   Victor H. Woodworth
                                                   Vice President



Dated: October 13, 2006


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                                  Exhibit Index

Exhibit


99.1 The Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Company, IndyMac and the Trustee.

99.2 The ISDA Master Agreement, dated September 28, 2006, by and between the Swap Counterparty and the Swap Trust.

99.3 The Schedule to the ISDA Master Agreement, dated September 28, 2006, by and between the Swap Counterparty and the Swap Trust.

99.4 The Swap Confirmation, dated September 28, 2006, by and between the Swap Counterparty and the Swap Trust.

99.5 The Item 1115 Agreement, dated as of September 28, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Swap Counterparty.